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                                                                    EXHIBIT 10.1




                       ASCHE TRANSPORTATION SERVICES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                                  JUNE 30, 1999
                                   (UNAUDITED)
                                 (IN THOUSANDS)


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                                                                                           AS ADJUSTED FOR
                                                                                          PRIVATE PLACEMENT
                                                                                ACTUAL    & DEBT CONVERSION
                                                                               --------   -----------------
ASSETS
   Current assets:
      Cash and cash equivalents                                                $    786         $    786
      Trade receivables, net                                                     19,969           19,969
      Prepaid expenses and other current assets                                   6,604            6,604
                                                                               --------         --------

            Total current assets                                                 27,359           27,359

   Property and equipment, at cost                                               60,077           60,077
      Less accumulated depreciation and amortization                            (14,568)         (14,568)
                                                                               --------         --------
        Net property and equipment                                               45,509           45,509
                                                                               --------         --------

   Excess of cost over net assets acquired, net                                  13,870           13,870
   Debt issuance cost, net                                                          596              596
   Other assets                                                                     292              292
                                                                               --------         --------

                  TOTAL ASSETS                                                 $ 87,626         $ 87,626
                                                                               ========         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities:
      Cash overdraft                                                           $  1,437         $  1,437
      Accounts payable                                                            2,952            2,952
      Accrued liabilities                                                           905              732
      Guaranteed obligation of Employee Stock Ownership Plan                        155              155
      Line of credit                                                              5,790            4,277
      Current maturities of long-term debt with unrelated parties                 3,897            3,897
      Current maturities of capital lease obligations with unrelated parties      2,248            2,248
      Current maturities of capital lease obligations with related parties           33               33
      Subordinated debt, less unamortized debt discount of $9                     2,261              461
                                                                               --------         --------

            Total current liabilities                                            19,678           16,192

   Line of credit                                                                18,636           18,636
   Long-term debt with unrelated parties, less current maturities                16,593           16,593
   Long-term debt with related party, less current maturities                     1,319            1,319
   Capital lease obligations with unrelated parties, less current maturities      4,894            4,894
   Deferred revenue                                                               6,540            6,540
   Minority interest                                                                683              683
   Subordinated debt, less unamortized debt discount of $387                      1,613            1,613
   Deferred income taxes                                                          1,656            1,656
   Accrued warrant accretion                                                      1,309            1,309
                                                                               --------         --------

            Total liabilities                                                    72,921           69,435

   Stockholders' equity:
      Common stock                                                                    1                1
      Additional paid-in capital                                                 20,144           23,630
      Guarantee of Employee Stock Ownership Plan obligation                        (155)            (155)
      Accumulated deficit                                                        (5,285)          (5,285)
                                                                               --------         --------

            Total stockholders' equity                                           14,705           18,191
                                                                               --------         --------

                  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $ 87,626         $ 87,626
                                                                               ========         ========
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